================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                            reported): June 27, 2006

             CWABS Asset Backed Certificates Trust, Series 2006-SPS1
             -------------------------------------------------------
                       (Exact name of the issuing entity)
                      Commission File Number of the issuing
                             entity: 333-131591-16

                                   CWABS, Inc.
                                   -----------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-131591

                           Countrywide Home Loans, Inc.
                           ----------------------------
             (Exact name of the sponsor as specified in its charter)


             Delaware                                  87-0698310
             --------                                  ----------
  (State or Other Jurisdiction of          (I.R.S. Employer Identification No.)
          Incorporation)


                                4500 Park Granada
    Calabasas, California                                         91302
    ---------------------                                         -----
(Address of Principal Executive                                 (Zip Code)
   Offices of the Depositor)

      The depositor's telephone number, including area code (818) 225-3000
                                                            --------------

================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.



            On June 27, 2006, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada"), Park Monaco, Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer") and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Asset-Backed Certificates, Series 2006-SPS1.



      Mortgage Loan Statistics

            The statistical information regarding the Mortgage Loans that was contained in the related Prospectus Supplement, dated June 26, 2006, was based on a Statistical Calculation Pool of Statistical Calculation Pool Mortgage Loans. The Tables annexed hereto as Exhibit 99.1 contain certain statistical information regarding the Mortgage Loans that were actually purchased on the Closing Date by the Company and assigned to the Trustee.


                  For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans in as of the Cut-off Date and annexed hereto as Exhibit
         99.1. Other than with respect to rates of interest, all percentages in the Tables were calculated based on the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.




----------------------------
      * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated June 26, 2006 and the Prospectus Supplement dated June 26, 2006 of CWABS, Inc., relating to its Asset Backed Certificates, Series 2006-SPS1.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

      99.1  Collateral Tables.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CWABS, INC.



                                                   By: /s/ Darren Bigby
                                                       ---------------------
                                                       Name: Darren Bigby
                                                       Title: Vice President



Dated:  July 12, 2006

                                  Exhibit Index

Exhibit                                                                    Page
-------                                                                    ----

99.1     Collateral Tables                                                   6